UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  December 1, 2014

INNOVUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52991	90-0814124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9171 Towne Centre Drive, Suite 440, San Diego, CA 92122
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 964-5123

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

Innovus Pharmaceuticals, Inc. (the “Company”) intends to utilize an updated investor presentation to conduct meetings with investors, stockholders and analysts and at investor conferences, and which the Company intends to place on its website, which may contain non-public information.  A copy of the presentation is filed as Exhibit 99.01.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.01, is furnished pursuant to, and shall not be deemed to be "filed" for the purposes of, Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information contained in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.  By filing this Current Report on Form 8-K and furnishing the information contained in this Item 7.01, including Exhibit 99.01, the Company makes no admission as to the materiality of any such information that it is furnishing.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

99.01	Corporate Presentation by the Company for December 1, 2014*
______

* Furnished herewith.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNOVUS PHARMACEUTICALS, INC.

Date: December 1, 2014	By: /s/ LYNNETTE DILLEN
Lynnette Dillen
Chief Financial Officer